Exhibit 10.4

SUBORDINATION AND INTERCREDITOR AGREEMENT

This SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of January 28, 2024 (this “Agreement”), is entered into by and among ENTREPRENEUR GROWTH CAPITAL LLC, a Delaware limited liability company (“EGC” or “Working Capital Lender”), JORDAN GEOTAS, acting on behalf of himself, and on behalf of the Noteholders (as defined below) (in such capacity the “Noteholder Representative”, together with EGC, each individually an “Existing Creditor”, and collectively, the “Existing Creditors”), SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China and any of its affiliates joined hereto (collectively, “Smoore”), and JUPITER RESEARCH, LLC, an Arizona limited liability company (“Jupiter”). Each of the Existing Creditors, Smoore and TILT may be referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, TILT Holdings Inc., a corporation formed under the laws of British Columbia (“TILT”), Jimmy Jang, L.P., a Delaware limited partnership (“JJLP”), Baker Technologies, Inc., a Delaware corporation (“Baker”), Commonwealth Alternative Care, Inc., a Massachusetts corporation (“CAC”), Jimmy Jang Holdings Inc., a British Columbia corporation (“JJH”), JJ Blocker Co., a Delaware corporation (“JJB”), SFNY Holdings, Inc., a Delaware corporation (“SFNY”), Sea Hunter Therapeutics, LLC, a Delaware limited liability company (“SEA”), Standard Farms Ohio LLC, an Ohio limited liability company (“SF Ohio”), Standard Farms LLC, a Pennsylvania limited liability company (“SF Penn”), SH Finance Company, LLC, a Delaware limited liability company (“SF Finance”), and Jupiter (collectively with TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, SF Penn, SF Finance, each individually an “Obligor”, and collectively, the “Obligors”) and Smoore are contemporaneously herewith entering into that certain Debt and Security Agreement, dated as of even date herewith (as amended, restated, modified, renewed, extended, or replaced from time to time, the “Debt and Security Agreement”);

WHEREAS, Working Capital Lender has made or may make loans from time to time to Jupiter and the payment of a portion of such loans are guaranteed by Tilt and to secure such guaranty, Tilt granted EGC a lien and security interest in its assets;

WHEREAS, the Noteholders have made and may make loans from time to time to Tilt which loans are secured by liens and security interest in the assets of Obligors; and

WHEREAS, each Existing Creditor and Smoore have agreed to enter into this Agreement to set forth their relative priorities of the liens and security interests granted by the Obligors to the Parties.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.Defined Terms. As used in this Agreement (including the foregoing preamble and Recitals), the following terms shall have the meanings specified below:

“Account” or “Accounts” shall have the same meaning as contained in the UCC and shall also include contract rights and general intangibles related to Accounts, payment intangibles, instruments, and to all proceeds thereof including, but not limited to, credit card receivables, amounts payable from a credit card processor and the proceeds of any insurance thereon.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the specified Person. For the purposes of this definition, “Control” shall mean the possession, directly or indirectly, of more than fifty percent (50%) of the voting equity interests and the right to exercise same. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded, or replaced from time to time.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which commercial banks in Arizona or New York are authorized or required by law to remain closed.

“Collateral” means any and all property and interests in property that secures all or a portion of the Indebtedness.

“Collections Account” means a “deposit account” (as such term is defined in the UCC) in the name of Jupiter established pursuant to the Working Capital Loan Agreement under the “control” (as such term is defined in the UCC) of Working Capital Lender.

“Creditor” means any of Smoore and the Existing Creditors.

“Documents” means, collectively, the Working Capital Loan Documents, the Noteholder Documents and the Smoore Documents.

“Enforcement Action” means (a) to take from or for the account of any Obligor by setoff or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Obligor with respect to Indebtedness, (b) to sue any Obligor for payment of, or to initiate or participate with others in any suit, action or proceeding against any Obligor to (i) enforce payment or performance of or to collect the whole or any part of any of the Indebtedness or (ii) commence judicial enforcement against any Obligor of any of the rights and remedies under the applicable Documents or applicable law with respect to the applicable Indebtedness, including, without limitation, the commencement of (or joining in) a Proceeding, (c) to exercise any put option to any Obligor or to cause any Obligor to honor any redemption or mandatory prepayment obligation under any Document, (d) to notify account debtors or directly collect Accounts in respect of any of the Indebtedness, (e) to take any action under the provisions of any state or federal law, including, without limitation, the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Collateral, or (f) to exercise in any other manner any remedies (including enforcing any security interest) against any Obligor with respect to any of the Indebtedness set forth in any applicable Document or that otherwise might be available at law, in equity, pursuant to judicial proceeding or otherwise in respect of the applicable Indebtedness; provided, however, that the term Enforcement Action shall not include (w) any suit or action initiated or maintained by a Creditor within thirty (30) days of the expiration of, and solely to the extent such suit or action is necessary to prevent the expiration of, any applicable statute of limitations or similar permanent restriction on claims (provided that no payment on the applicable Indebtedness or money damages are received or retained in connection therewith), (x) upon the occurrence and during the continuation of an event of default with respect to any Indebtedness, accruing any increased interest with respect to such Indebtedness as a result of such event of default, or (y) the filing of any notice in a Proceeding not in violation of this Agreement.

“Existing Intercreditor Agreement” means that certain Amended and Restated Subordination and Intercreditor Agreement, dated as of March 13, 2023, by and among TILT, Jupiter, EGC, and the Noteholder Representative (as may be amended, restated, amended and restated, or otherwise modified from time to time).

“Indebtedness” means, collectively, the Working Capital Indebtedness, the Note Indebtedness and the Smoore Indebtedness.

“Inventory” shall have the meaning given to such term in the UCC and shall also include all of each Person’s now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Person’s business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing any of the above, and such Person’s books relating to any of the foregoing.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, option, levy, execution, attachment, garnishment, hypothecation, assignment for security, deposit arrangement, encumbrance, charge, security interest, or other preferential arrangement in the nature of a security interest of any kind or nature whatsoever, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Note Agreement” means the Secured Note Purchase Agreement dated as of November 1, 2019, among Jupiter, affiliates of Jupiter, Noteholder Representative and the Noteholders, as amended, restated, supplemented, or otherwise modified from time to time,

“Noteholders” means, collectively, the Persons identified as the Purchasers under the Secured Note Purchase Agreement (each individually, a “Noteholder”).

“Noteholder Documents” means the Note Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Note Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time.

“Noteholder Indebtedness” means the Obligations (as defined in the Note Agreement) and other obligations and liabilities now or hereafter owed to any of the Noteholders pursuant to the Note Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Paid in Full” or “Payment in Full” means as respects the applicable Indebtedness, the payment in full in cash of such Indebtedness other than inchoate obligations for which no claim has been made and the termination of all obligations on the part of any Creditor to advance funds with respect thereto.

“Permitted Refinancing” means any refinancing of the applicable Indebtedness pursuant to Permitted Refinancing Loan Documents.

“Permitted Refinancing Loan Documents” means, with respect to any Indebtedness, any financing documentation which replaces the documentation relating to such Indebtedness, and pursuant to which such Indebtedness is refinanced (in each case in accordance with then applicable Documents or Permitted Refinancing Loan Documents, as the case may be), as such financing documentation may be amended, restated, supplemented, or otherwise modified from time to time.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association or joint venture.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of TILT, Jimmy Jang, Jupiter, or any of their respective subsidiaries or any of their respective properties.

“Smoore Collateral” means all Collateral other than Working Capital Collateral.

“Smoore Default Notice” means a notice of default or event of default under the Smoore Documents, such notice to be sent in accordance with Section 16 hereof to each of the Parties hereto.

“Smoore Documents” means the Smoore Guaranty, Debt and Security Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Smoore Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time as permitted hereunder.

“Smoore Guaranty” means that certain Guaranty dated as of the date hereof, by TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, Standard Farms, SF Ohio, SF Penn, and SF Finance, in favor of Smoore.

“Smoore Indebtedness” means the Secured Obligations, as defined under the Debt and Security Agreement.

“Supporting Obligation” shall have the meaning given to such term in the UCC.

“UCC” means Article 1 or Article 9 of the Uniform Commercial Code in effect from time to time in the State of California.

“Working Capital Collateral” means the following property of Jupiter, in each case, whether now owned or existing or hereafter created, acquired or arising and wherever located: (a) Jupiter’s Accounts; (b) Jupiter’s Inventory, merchandise, materials, whether raw, work in progress or finished goods, packaging and shipping materials and all other tangible property held for sale or lease; (c) Proceeds of any of the foregoing, including Cash Proceeds and other non-cash Proceeds, and proceeds of any insurance policies covering any of the of the foregoing; (d) the Collections Account, (e) Jupiter’s records, to the extent related to any of the foregoing, including all books, records and other property at any time evidencing or relating to any of the foregoing, and all electronic means of storing such records; (f) to the extent not otherwise included above, all collateral support and Supporting Obligations relating to any of the foregoing; and (g) to the extent not otherwise included above, all products and accessions of or in respect of any of the foregoing.

“Working Capital Default Notice” means a notice of default or event of default under the Working Capital Loan Documents, such notice to be sent in accordance with Section 21 hereof to each of the parties hereto.

“Working Capital Indebtedness” means the Obligations (as defined in the Working Capital Loan Agreement) in an aggregate principal amount not to exceed $16,500,000 and all other amounts and other obligations and liabilities now or hereafter owed by Jupiter to Working Capital Lender pursuant to the Working Capital Loan Documents, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals, increases or extensions of any thereof permitted hereunder.

“Working Capital Loan Agreement” means that Loan and Security Agreement dated July 21, 2021, among Jupiter, Tilt and Working Capital Lender (as amended, restated, supplemented, or otherwise modified from time to time, including, without limitation, by that Joinder and First Amendment to Loan and Security Agreement dated March 13, 2023).

“Working Capital Loan Documents” means the Working Capital Loan Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Working Capital Indebtedness, as amended, restated, supplemented, or otherwise modified from time to time as permitted hereunder.  Notwithstanding the foregoing, the Working Capital Loan Documents shall not include the TILT Security Agreement.

2.Consents. Each Existing Creditor hereby acknowledges and consents to the Liens and encumbrances contemplated under the Smoore Documents and the creation and existence of the Smoore Indebtedness, notwithstanding any restriction on Liens, security interests and other encumbrances (i.e. any negative pledge) with respect to the Collateral or the creation or existence of Indebtedness which may be contained in the Noteholder Documents or the Working Capital Loan Documents.

3.Subordination of Existing Creditor Liens in Smoore Collateral. Regardless of the time, manner, or order of perfection and notwithstanding any provision of the UCC or any other applicable law or the Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the indebtedness of any Obligor owing to any Existing Creditor or Smoore, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Proceeding has been commenced by or against any Obligor, each Existing Creditor hereby agrees that any Lien on the Smoore Collateral now or hereafter held by or on behalf of an Existing Creditor, or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Smoore Collateral securing the Smoore Indebtedness. Each Existing Creditor (i) shall promptly execute and/or deliver to Smoore such UCC financing statement amendments or other documents as Smoore shall reasonably request to evidence or give notice of the priority of Smoore’s Liens in the Smoore Collateral and (ii) shall be deemed to have authorized Smoore to file any and all UCC financing statement amendments to evidence or give notice of the priority of Smoore’s Liens in the Smoore Collateral required by Smoore in respect of such Liens. In furtherance of the foregoing, each Existing Creditor hereby irrevocably appoints Smoore its attorney-in-fact, with full authority in the place and stead of such Existing Creditor and in the name of such Existing Creditor or otherwise, to execute and deliver any document or instrument which such Existing Creditor may be required to deliver pursuant to this Section 3.

4.Subordination of Smoore Liens in Working Capital Collateral.  Regardless of the time, manner, or order of perfection and notwithstanding any provision of the UCC, or any other applicable law or the Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Indebtedness, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Proceeding has been commenced by or against Jupiter, Smoore hereby agrees that any Lien on the Working Capital Collateral now or hereafter held by or on behalf of Smoore, or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Working Capital Collateral securing any Working Capital Indebtedness. All Liens on the Working Capital Collateral securing any Working Capital Indebtedness shall be and remain senior in all respects and prior to all Liens on the Working Capital Collateral securing any other Indebtedness for all purposes.  Smoore (i) shall promptly execute and/or deliver to EGC such UCC financing statement amendments or other documents as EGC shall reasonably request to evidence or give notice of the priority of EGC’s Liens in the Working Capital Collateral and (ii) shall be deemed to have authorized Working Capital Lender to file any and all UCC financing statement amendments to evidence or give notice of the priority of EGC’s Liens in the Working Capital Collateral required by EGC in respect of such Liens. In furtherance of the foregoing, Smoore hereby irrevocably appoints EGC its attorney-in-fact, with full authority in the place and stead of such Smoore and in the name of Smoore or otherwise, to execute and deliver any document or instrument which Smoore may be required to deliver pursuant to this Section 4.

5.Proceedings and Enforcement Actions.

(a)From and after delivery to an Existing Creditor of a Smoore Default Notice (but only so long as the Event of Default giving rise to such Smoore Default Notice has not been waived or cured), any payment (whether made in cash, securities or other property) received by such Existing Creditor which, but for the terms hereof, otherwise would be payable or deliverable out of, from the proceeds of, in lieu of, or in respect of the Smoore Collateral, shall be paid or delivered directly to Smoore (to be held and/or applied by Smoore to the repayment of any and all then outstanding Smoore Indebtedness in accordance with the terms of the Smoore Documents until all Smoore Indebtedness is Paid in Full), and each Existing Creditor irrevocably authorizes, empowers and directs all debtors, debtors-in–possession, receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and, subject to the provisions hereof, each Existing Creditor also irrevocably authorizes, empowers and directs Smoore to demand, sue for, collect and receive every such payment or distribution.

(b)From and after delivery to Smoore of a Working Capital Default Notice (but only so long as the Event of Default giving rise to such Working Capital Default Notice has not been waived or cured) any payment (whether made in cash, securities or other property) received by Smoore which, but for the terms hereof, otherwise would be payable or deliverable out of, from the proceeds of, in lieu of, or in respect of the Working Capital Collateral, shall be paid or delivered directly to EGC (to be held and/or applied by EGC to the repayment of any and all then outstanding Working Capital Indebtedness in accordance with the terms of the Working Capital Loan Documents until all Working Capital Indebtedness is Paid in Full), and Smoore irrevocably authorizes, empowers and directs all debtors, debtors-in–possession, receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and, subject to the provisions hereof, Smoore also irrevocably authorizes, empowers and directs EGC to demand, sue for, collect and receive every such payment or distribution.

(c)Each Existing Creditor agrees to execute and deliver to each other Creditor or its representative all such further instruments confirming the authorization referred to in the foregoing clause (a).

(d)Smoore agrees to execute and deliver to each other Creditor or its representative all such further instruments confirming the authorization referred to in the foregoing clause (b).

(e)In the event of a Proceeding, the provisions of this Agreement shall continue to govern the relative rights and priorities of Creditors even if all or part of the Liens securing the Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding.

(f)Except as expressly set forth in this Agreement, no Creditor shall be deemed to have waived or relinquished any rights that it may have with respect to any claims or otherwise in connection with any Proceeding. For purposes of clarification, each Creditor retains its rights, to the extent such Creditor’s actions are at all times consistent with and in compliance with this Agreement, to otherwise act in any Proceeding in its capacity as a holder of Indebtedness to the fullest extent provided by law.

(g)Until the Debt and Security Agreement and the Smoore Guaranty have been terminated in accordance with their terms with respect to an Obligor, no Existing Creditor shall, without the prior written consent of Smoore, take any Enforcement Action with respect to that Obligor’s right, title and interest in the Smoore Collateral and Smoore shall have the exclusive right to commence and maintain any such Enforcement Action or otherwise enforce rights, exercise remedies (including set off, recoupment and the right to credit bid their debt) and to make determinations regarding the release, disposition, or restrictions with respect to such Smoore Collateral. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to such Smoore Collateral, Smoore may enforce the provisions of the Smoore Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion in compliance with any applicable law and without consultation with any other Creditor and regardless of whether any such exercise is adverse to the interest of any other Creditor. Such exercise and enforcement shall include the rights of an agent appointed by Smoore to sell or otherwise dispose of such Smoore Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the laws of any applicable jurisdiction. Additionally, and for the avoidance of doubt, until the Debt and Security Agreement and the Smoore Guaranty have been terminated in accordance with their terms with respect to an Obligor, each Existing Creditor hereby covenants and agrees that it shall not:

(1)take any action adverse to the priority status of the Liens on the Smoore Collateral securing the Smoore Indebtedness or the rights of Smoore as provided herein;

(2)make any filings (other than statements of interest) or file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading in any Proceeding, in each case, which are inconsistent with the provisions of this Agreement;

(3)vote on any plan of reorganization, arrangement, compromise or liquidation, make other filings, make any arguments and motions, in each case, which are inconsistent with the provisions of this Agreement;

(4)credit bid for the Smoore Collateral at any public, private or judicial foreclosure upon the Smoore Collateral initiated by Smoore, or any sale of the Smoore Collateral during a Proceeding; or bid for or purchase the Smoore Collateral at any public, private or judicial foreclosure upon the Smoore Collateral initiated by Smoore, or any sale of the Smoore Collateral during a Proceeding where such bid or purchase would not result in Payment in Full of the Smoore Indebtedness; and

(5)have (and hereby agrees to waive) any and all rights it may have as a junior lien creditor (including junior lien rights to assert any marshaling, appraisal, valuation or other similar right) or otherwise to object to the manner in which Smoore seeks to enforce or collect the Smoore Indebtedness, regardless of whether any action or failure to act by or on behalf of Smoore is adverse to the interest of any Existing Creditor, provided nothing herein will prevent any such Existing Creditor from seeking adequate protection payments in any Proceeding to the extent Smoore is also being offered adequate protection payments.

(h)Until the Working Capital Loan Documents have been terminated in accordance with their terms, Smoore shall not, without the prior written consent of EGC, take any Enforcement Action with respect the Working Capital Collateral and EGC shall have the exclusive right to commence and maintain any such Enforcement Action or otherwise enforce rights, exercise remedies (including set off, recoupment and the right to credit bid their debt) and to make determinations regarding the release, disposition, or restrictions with respect to such Working Capital Collateral. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to such Working Capital

Collateral, EGC may enforce the provisions of the Working Capital Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion in compliance with any applicable law and without consultation with any other Creditor and regardless of whether any such exercise is adverse to the interest of any other Creditor. Such exercise and enforcement shall include the rights of an agent appointed by EGC to sell or otherwise dispose of such Working Capital Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the laws of any applicable jurisdiction. Additionally, and for the avoidance of doubt, until the Working Capital Loan Documents have been terminated in accordance with their terms with respect to an Obligor, Smoore hereby covenants and agrees that it shall not:

(1)take any action adverse to the priority status of the Liens on the Working Capital Collateral securing the Working Capital Indebtedness or the rights of EGC as provided herein;

(2)make any filings (other than statements of interest) or file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading in any Proceeding, in each case, which are inconsistent with the provisions of this Agreement;

(3)vote on any plan of reorganization, arrangement, compromise or liquidation, make other filings, make any arguments and motions, in each case, which are inconsistent with the provisions of this Agreement;

(4)credit bid for the Working Capital Collateral at any public, private or judicial foreclosure upon the Working Capital Collateral initiated by EGC, or any sale of the Working Capital Collateral during a Proceeding; or bid for or purchase the Working Capital Collateral at any public, private or judicial foreclosure upon the Working Capital Collateral initiated by EGC, or any sale of the Working Capital Collateral during a Proceeding where such bid or purchase would not result in Payment in Full of the Working Capital Indebtedness; and

(5)have (and hereby agrees to waive) any and all rights it may have as a junior lien creditor (including junior lien rights to assert any marshaling, appraisal, valuation or other similar right) or otherwise to object to the manner in which EGC seeks to enforce or collect the Working Capital Indebtedness, regardless of whether any action or failure to act by or on behalf of EGC is adverse to the interest of Smoore, provided nothing herein will prevent Smoore from seeking adequate protection payments in any Proceeding to the extent EGC is also being offered adequate protection payments.

(i)Each Creditor acknowledges and agrees that:

(1)the grants of Liens pursuant to the Documents constitute separate and distinct grants of Liens; and

(2)because of, among other things, their differing rights in the assets of Obligors, the Smoore Indebtedness, the Working Capital Indebtedness and the Noteholder Indebtedness each are fundamentally different and must be separately classified in any plan of reorganization proposed or adopted in any Proceeding.

(j)The Parties hereto acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of any Proceeding. All references in this Agreement to any Obligor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in a Proceeding.

6.Reserved.

7.Incorrect Payments. If any payment (whether made in cash, securities or other property) not expressly permitted under this Agreement is received by any Existing Creditor on account of Indebtedness before such Existing Creditor is entitled to such payment under the terms of this Agreement, such payment shall be held in trust by such Existing Creditor first for the benefit of Smoore and then the other Creditors and shall immediately be paid over first to Smoore and then the applicable Creditor, or its designated representative, for application to the payment of the applicable Indebtedness in accordance with the terms of this Agreement. If any payment (whether made in cash, securities or other property) not expressly permitted under this Agreement is received by Smoore on account of Indebtedness before Smoore is entitled to such payment under the terms of this Agreement, such payment shall be held in trust by Smoore first for the benefit of EGC and then the other Creditors and shall immediately be paid over first to EGC and then the applicable Creditor, or its designated representative, for application to the payment of the applicable Indebtedness in accordance with the terms of this Agreement.

8.Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Documents, the provisions of this Agreement shall control and govern.

9.Sale, Transfer. No Creditor shall sell, assign, dispose of or otherwise transfer all or any portion of its rights and obligations in respect of the Working Capital Indebtedness or the Noteholder Indebtedness unless, prior to the consummation of any such action, any such transferee or assignee, as a condition to acquiring an interest in the Working Capital Indebtedness or the Noteholder Indebtedness shall agree to be bound hereby, in form satisfactory to Smoore. Notwithstanding the failure to satisfy the foregoing conditions, such transfer shall be valid, and the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of any Working Capital Indebtedness or the Noteholder Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Creditor. Smoore shall not sell, assign, dispose of or otherwise transfer all or any portion of its rights and obligations in respect of the Smoore Indebtedness unless, prior to the consummation of any such action, (a) such Creditor receives the prior written consent of EGC to such action, and (b) any such transferee or assignee, as a condition to acquiring an interest in the Smoore Indebtedness shall agree to be bound hereby, in form satisfactory to EGC. Notwithstanding the failure to satisfy the foregoing conditions, such transfer shall be valid, and the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of any Smoore Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Creditor. Each Creditor, upon the request of another Creditor and at the expense of Obligors, shall reasonably cooperate and promptly execute and deliver such further documents and do such further acts and things as such Creditor may reasonably request in order to affect fully the purposes of this Section.

10.Collateral in Existing Creditor’s Possession or Control. Each Existing Creditor possessing or controlling Collateral hereby agrees and acknowledges that such Existing Creditor does so subject to the terms of this Agreement.

11.Relationship with Existing Intercreditor Agreements. Each Existing Creditor hereby acknowledges and consents to (a) Smoore entering into and performing its obligations under this Agreement, and (b) the Lien priorities and any rights granted to Smoore hereunder, notwithstanding any restriction or contrary provisions that may be contained in the documents evidencing the Working Capital Indebtedness or the Noteholder Indebtedness. Notwithstanding the foregoing, nothing herein shall amend or modify any provision of the Existing Intercreditor Agreements or any documents evidencing the Working Capital Indebtedness or the Noteholder Indebtedness, and Smoore and Existing Creditors acknowledge and agree that the relative priorities of the Existing Creditors’ Liens, encumbrances and claims in and to the Collateral, as such exist among the Existing Creditors, will be set forth in the Existing Intercreditor Agreements.

12.Reserved.

13.Continued Effectiveness of this Agreement; Modifications.

(a)The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Smoore and the Existing Creditors arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the Documents (including any increase in the amount thereof or any Permitted Refinancing); (ii) the validity or enforceability of any of such documents; (iii) any exercise or non- exercise of any right, power or remedy under or in respect of the applicable Indebtedness or any of the instruments or documents referred to in clause (i) above; or (iv) the commencement of any Proceeding in respect of any Obligor.

(b)Except as expressly provided in Section 5, each Creditor may at any time and from time to time without the consent of or notice to any other Creditor, without incurring liability to any other Creditor and without impairing or releasing the obligations of any other Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Indebtedness, or amend, restate, supplement, or otherwise modify in any manner any Document.

(c)Each Creditor waives any and all rights it may have to require any other Creditor to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order. Each Creditor hereby waives all notice of the acceptance by the other Creditors of the subordination and other provisions of this Agreement, and each Creditor expressly consents to reliance by each other Creditor upon the subordination and other agreements as herein provided.

14.Representations and Warranties. Each Existing Creditor and Smoore hereby represents and warrants to the each of the other Creditors as follows (in each case solely with respect to, or as relevant to, itself or himself, as applicable):

(a)Existence and Power. To the extent such Person is not a natural person, such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable.

(b)Authority. To the extent such Person is not a natural person, such Person has the power and authority to execute, deliver and perform its obligations under this Agreement, all of which have been duly authorized by all proper and necessary action required by such Person.

(c)Binding Agreements. This Agreement constitutes the legal valid and binding obligation of such Person, enforceable against the Existing Creditors and Smoore, as the case may be, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(d)Conflicting Agreements. The execution, delivery and performance of this Agreement by such Person does not (a) to the extent such Person is not a natural person, contravene the terms of such Person’s organization documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien under, any material contract or agreement to which such Person is a party or to which such Person’s property is subject or any order, injunction, writ or decree of any governmental authority to which such Person or such Person’s property is subject or (c) violate any law, rule or regulation binding upon such Person or such Person’s property.

(e)Default under Documents. To the best of each Party’s knowledge, and except as set forth in Schedule 14(e), on the date hereof, no default exists under or with respect to Noteholder Indebtedness, the Working Capital Indebtedness or the Smoore Indebtedness, as the case may be.

15.Noteholder Representative. The Creditors shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication delivered by Noteholder Representative on behalf of any Noteholder.  Any Creditor may give any notice or communication with a Noteholder hereunder to Noteholder Representative on behalf of such Noteholder.  Any Creditor shall deal exclusively with Noteholder Representative for any or all purposes under this Agreement or the Documents.  Each Noteholder has agreed pursuant to the Secured Note Purchase Agreement that any notice, election, communication, representation, agreement or undertaking made on its behalf by Noteholder Representative shall be binding upon and enforceable against it.

16.No Third-Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of Smoore and the Existing Creditors and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, any Obligor.

17.Default Notices. Each Creditor and each of the Obligors shall provide the other Creditors, upon the occurrence of each, notice of a default from any Creditor to any of the Obligors.

18.Additional Documents and Actions. Each Party hereto at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of any other Party hereto and at the expense of Obligors, promptly will execute and deliver such further documents and do such further acts and things as such other Party may reasonably request in order to affect fully the purposes of this Agreement.

19.Cumulative Rights, No Waivers. Each and every right, remedy and power granted to any Creditor hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Documents to such Creditor now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by each Creditor, subject to the terms of this Agreement, from time to time, concurrently or independently and as often and in such order as such Creditor may deem expedient. Any failure or delay on the part of any Creditor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect any other Creditors’ right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of such other Creditors’ rights hereunder shall be deemed to establish a custom or course of dealing or performance among the Parties hereto.

20.Termination. This Agreement shall terminate with respect to any Obligor and its right title and interest in any Collateral, upon the earlier of (a) the Debt and Security Agreement and the Guaranty having been terminated in accordance with their terms, or (b) the payment in full in cash of the Noteholder Indebtedness and the Working Capital Indebtedness and the full termination and release of the documents evidencing the Working Capital Indebtedness and the Noteholder Indebtedness; provided, however, this Agreement shall be reinstated if at any time any payment of any of the Smoore Indebtedness, the Working Capital Indebtedness or the Noteholder Indebtedness is rescinded or must otherwise be returned by any holder of the Smoore Indebtedness, the Working Capital Indebtedness or the Noteholder Indebtedness, or

portion thereof, intended to have been satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

21.Notices. All notices and communications under this Agreement shall be in writing and shall be delivered by electronic mail, and, may additionally be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, (iii) delivered by overnight express courier, or (iv) sent by telecopy (with such telecopy to be confirmed promptly in writing sent in accordance with (i), (ii) or (iii) above), addressed in each case to the address set forth under each such Party’s signature, to any other address, as to any of the Parties hereto, as such Party shall designate in a written notice to the other Parties hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, (iii) if sent by registered or certified mail, on the earlier of the third Business Day following the day sent or when actually received, (iv) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York time, otherwise on the next Business Day, or (v) if by e-mail, confirmation of actual receipt of the recipient thereof, if transmitted on a business day before 4:00 p.m. New York time or, otherwise on the next Business Day.

22.Amendments; Etc. No waiver of any provision of this Agreement, and no consent to any departure by Smoore or any Existing Creditor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Party against whom the waiver or consent is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Smoore and each Existing Creditor. Any notice to or demand on Smoore, or any Existing Creditor in any event not specifically required hereunder shall not entitle Smoore or any Existing Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

23.Successors and Assigns. This Agreement shall inure to the benefit of the successors and permitted assigns of Smoore and the Existing Creditors, and shall be binding upon the successors and permitted assigns of the Obligors, Smoore, and the Existing Creditors.

24.Counterparts. This Agreement may be executed in counterparts (and by different Parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

25.Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

26.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

27.Governing Law. THE VALIDITY OF THIS AGREEMENT AND THE OTHER SMOORE DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER SMOORE DOCUMENT IN RESPECT OF SUCH OTHER SMOORE DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

28.Jurisdiction and Venue. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER SMOORE DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY SMOORE COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SMOORE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SMOORE ELECTS TO BRING SUCH ACTION OR WHERE SUCH SMOORE COLLATERAL OR OTHER PROPERTY MAY BE FOUND AND THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY WORKING CAPITAL COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT EGC’S OPTION IN THE COURTS OF ANY JURISDICTION WHERE EGC ELECTS TO BRING SUCH ACTION OR WHERE SUCH WORKING CAPITAL COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH OBLIGOR, EXISTING CREDITOR, AND SMOORE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 27.

29.WAIVER OF JURY TRIAL. EACH OBLIGOR, EXISTING CREDITOR, AND SMOORE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE SMOORE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH OBLIGOR, EXISTING CREDITOR, AND SMOORE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered by its officer or officers thereunto duly authorized, as of the date first above written:

EXISTING CREDITORS:

ENTREPRENEUR GROWTH CAPITAL LLC,
a Delaware limited liability company

By:	/s/ Dean Landis
Name:	Dean Landis
Title:	President

Address:

Entrepreneur Growth Capital LLC
505 Park Avenue
New York, New York 10022
Email: dlandis @egcap.com

/s/ Jordan Geotas
JORDAN GEOTAS, as an individual

Address:

[***]

/s/ Jordan Geotas
JORDAN GEOTAS, as Noteholder Representative

Address:

[***]

Email:

Signature Page - Subordination and Intercreditor Agreement

OBLIGORS:
TILT HOLDINGS INC., a corporation formed under the laws of British Columbia

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JIMMY JANG, L.P., a Delaware limited partnership

By:	Jimmy Jang Holdings Inc., its general partner

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

BAKER TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page - Subordination and Intercreditor Agreement

COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JJ BLOCKER CO., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SFNY HOLDINGS, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page - Subordination and Intercreditor Agreement

STANDARD FARMS OHIO LLC, an Ohio limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

STANDARD FARMS LLC, a Pennsylvania limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SH FINANCE COMPANY, LLC, a Delaware limited liability company
By: SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company, its sole member
By: JJ BLOCKER CO., a Delaware corporation, its sole member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page - Subordination and Intercreditor Agreement

JUPITER RESEARCH, LLC, an Arizona limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Signature Page - Subordination and Intercreditor Agreement

SMOORE:

SHENZHEN SMOORE TECHNOLOGY LIMITED,
a company organized and existing under the laws of Peoples’ Republic of China

By:	/s/ Jianliang Wang
Name:	Jianliang Wang
Title:	Head of HC Business

Address:
Address:
Number 16, Dongeai Industrial Park,
Goshu Town, Baoan District, Shenzhen

China 518102
Cheney Xu （徐驰）
Head of Legal and IP
[***]

Eula Liu （刘淑杰）
Legal Director
[***]

Signature Page - Subordination and Intercreditor Agreement